© Fifth Third Bank | All Rights Reserved 3Q12 Earnings Conference Call October 18, 2012 Please refer to earnings release dated October 18, 2012 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of
Vantiv, LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth
Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
Net income available to common shareholders of $354MM ($0.38 per diluted common share), vs. $376MM ($0.40 per share) in 2Q12 and $373MM ($0.40 per share) in 3Q11
— Return on assets (ROA) of 1.23%; return on average common equity of 10.4%; return on average tangible common equity** of 12.8%
Credit trends remain favorable
— Net charge-offs (NCOs) of $156MM (0.75% of loans and leases) down $25MM (13 bps) vs. 2Q12; lowest since 3Q07
— Provision expense of $65MM, down $6MM vs. 2Q12; loan loss allowance down $91MM sequentially; allowance to loan ratio of 2.32%, 133% of nonperforming assets (NPAs), 167% of nonperforming loans and leases (NPLs), and
3.1 times 3Q12 annualized NCOs
— Total NPAs of $1.5B including loans held-for-sale (HFS) down $190MM, or 11%, from 2Q12; NPAs excluding loans
HFS of $1.4B down $173MM, or 11%; lowest since 4Q07
— NPA ratio of 1.73% down 23 bps from 2Q12, NPL ratio of 1.38% down 24 bps from 2Q12
— Total delinquencies (loans 30-89 days past due and 90 days past due) down 5% sequentially, lowest since 2005
Strong capital ratios*
— Tier 1 common ratio 9.67%**, down 10 bps sequentially (Basel III pro forma estimate of ~9%)
— Tier 1 capital ratio 10.85%, Total capital ratio 14.76%, Leverage ratio 10.09%
— Tangible common equity ratio** of 9.10% excluding unrealized gains/losses; 9.45% including them
— Book value per share of $14.84; tangible book value per share** of $12.12 up 2% from 2Q12 and 10% from 3Q11
3Q12 in review
* Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the
Bancorp’s Tier I common equity ratio may change significantly due to further clarification of the agencies proposals or revisions to the agencies final rules, which remain subject to public comment.
** Non-GAAP measure; see Reg. G reconciliation in appendix.
Significant items in 3Q12 results
$ in MM, except per share data
Net income impact
After tax EPS
impact Pre-tax After tax
Debt extinguishment costs related to redemptions of TruPS ($26) (~$17) (~$0.02)
Valuation adjustment on Vantiv warrant ($16) (~$10) (~$0.01)
Sale of certain Fifth Third funds $11 ~$8 ~$0.01
Increase in mortgage rep and warranty reserve ($24) (~$16) (~$0.02)

© Fifth Third Bank | All Rights Reserved
Financial summary
• 3Q12 earnings of $0.38 per share included $26MM ($0.02 per share after-tax) of debt extinguishment costs associated with redemption of TruPS; $16MM ($0.01 per share after-tax) in losses on Vantiv warrants, $11MM ($0.01 per share after-tax) of net benefit recognized on the sale of certain Fifth Third funds.
• 3Q12 also included additional charges of $24MM ($0.02 per share after-tax) related to the increase in mortgage repurchase reserve as a result of additional information obtained from Freddie Mac regarding future mortgage repurchases and file requests.
($ in millions) 3Q11 2Q12 3Q12 $ % $ %
Average Balances
Commercial loans* $43,879 $46,886 $46,901 $15 - $3,022 7%
Consumer loans*
34,741 35,700 35,987 287 1% 1,246 4%
Total loans & leases* $78,620 $82,586 $82,888 $302 - $4,268 5%
Core deposits
$78,222 $81,980 $81,722 ($258) - $3,500 4%
Income Statement Data
Net interest income (taxable equivalent) $902 $899 $907 $8 1% $5 1%
Provision for loan and lease losses 87 71 65 (6) (9%) (22) (25%)
Noninterest income 665 678 671 (7) (1%) 6 1%
Noninterest expense 946 937 1,006 69 7% 60 6%
Net income attributable to Bancorp $381 $385 $363 ($22) (6%) ($18) (5%)
Net income available to common shareholders $373 $376 $354 ($22) (6%) ($19) (5%)
Pre-provision net revenue^ $617 $636 $568 ($68) (11%) ($49) (8%)
Earnings per share, diluted $0.40 $0.40 $0.38 ($0.02) (5%) ($0.02) (5%)
Net interest margin 3.65% 3.56% 3.56% - - (9bps) (2%)
Return on average assets 1.34% 1.32% 1.23% (9bps) (7%) (11bps) (8%)
Return on average common equity 11.9% 11.4% 10.4% (100bps) (9%) (150bps) (12%)
Return on average tangible common equity^ 14.9% 14.1% 12.8% (130bps) (9%) (210bps) (14%)
* Excluding loans held-for-sale
^ Non-GAAP measure; See Reg. G reconciliation in appendix
Note: Numbers may not sum due to rounding and percentages are calculated on actual dollar amounts not the rounded dollar amounts
YOY
Seq.
Actual

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Net interest income
NII and NIM (FTE)
• Sequential net interest income growth reflected lower deposit costs and benefit from non-recurring items partially offset by asset yield compression in loans and securities, which more than offset net loan growth
– NII up $8MM sequentially and $5MM year-over-year
– Included in results were $10MM of non-recurring benefits (4 bps positive impact to NIM), $6MM benefit from day count (1 bp negative impact to NIM), and $4MM benefit from redemption of TruPS (2 bps positive impact to NIM)
– NIM flat sequentially and down 9 bps year-over-year
• Yield on interest-earning assets declined 5 bps sequentially and 25 bps year-over-year
* Represents purchase accounting adjustments included in net interest income.
($MM)
Yield Analysis
3Q11 2Q12 3Q12
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.29% 4.13% 4.08% (5) (21)
Commercial mortgage loans 3.94% 3.81% 3.76% (5) (18)
Commercial construction loans 3.02% 3.05% 2.83% (22) (19)
Commercial leases 3.87% 3.68% 3.62% (6) (25)
Residential mortgage loans 4.47% 4.12% 4.03% (9) (44)
Home equity 3.89% 3.80% 3.78% (2) (11)
Automobile loans 4.52% 3.76% 3.61% (15) (91)
Credit card 9.49% 9.92% 9.82% (10) 33
Other consumer loans and leases 30.76% 42.87% 49.00% NM NM
Total loans and leases 4.48% 4.26% 4.21% (5) (27)
Taxable securities 3.88% 3.48% 3.41% (7) (47)
Tax exempt securities 5.84% 5.02% 3.29% (173) (255)
Other short-term investments 0.25% 0.24% 0.25% 1 -
Total interest-earning assets 4.28% 4.08% 4.03% (5) (25)
Total interest-bearing liabilities 0.86% 0.73% 0.67% (6) (19)
Net interest spread 3.42% 3.35% 3.36% 1 (6)
$899
$907
3.65%
3.67%
3.61%
3.56% 3.56%
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
3Q11 4Q11 1Q12 2Q12 3Q12
Net Interest Income (right axis) PAA* NIM
$902
$920
$903

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Balance sheet
• C&I loans up 1% sequentially and 15% from 3Q11
• CRE loans down 4% sequentially and 13% from
3Q11
• Consumer loans were up 1% sequentially and 4%
year-over-year
• Average warehoused residential mortgage loans
held-for-sale were $1.9B in 3Q12 versus $1.8B in
2Q12
• Core deposit to loan ratio of 99% flat versus 3Q11
– DDAs up 3% sequentially and 15% year-over-
year
– Consumer average transaction deposits down
1% sequentially and up 5% from the previous
year
– Commercial average transaction deposits flat
sequentially and up 10% from the previous
year
Average loan growth ($B)^
Average core deposit growth ($B)
83
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
79
82
83
44
45
46
47 47
35
35
36
36 36
3Q11 4Q11 1Q12 2Q12 3Q12
Commercial Loans Consumer Loans
80
82
78
81
82
82
24
26 26 26
27
45
46
49
50
49
9
8
7
6 6
3Q11 4Q11 1Q12 2Q12 3Q12
Demand IBT/Savings/MMDA Consumer CD/Core foreign

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Noninterest income
• Noninterest income of $671MM decreased $7MM, or 1%, from prior quarter and included a $16MM negative valuation adjustment on Vantiv warrant and $13MM of gains on the sale of certain Fifth Third funds; prior quarter results included $56MM positive valuation adjustment on Vantiv warrant, $17MM negative valuation adjustment associated with bank premises held-for-sale and $11MM reduction related to valuation of Visa total return swap
• Mortgage banking net revenue of $200MM benefited from record gains on deliveries, partially offset by MSR valuation adjustments
• Credit costs recorded in noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 3Q11 2Q12 3Q12
Gain / (loss) on sale of loans
$3 $8 $2
Commercial loans HFS FV adjustment (6) (5) (3)
Gain / (loss) on sale of OREO properties (21) (19) (11)
Mortgage repurchase costs (2) (2) (2)
Total credit-related revenue impact ($25) ($17) ($14)
Actual Seq. YOY
3Q11 2Q12 3Q12 $ % $ %
($ in millions)
Service charges on deposits
$134 $130 $128 ($2) (2%) ($6) (5%)
Corporate banking revenue
87 102 101 (1) (1%) 14 16%
Mortgage banking net revenue
178 183 200 17 9% 22 13%
Investment advisory revenue
92 93 92 (1) (2%) - -
Card and processing revenue
78 64 65 1 2% (13) (17%)
Other noninterest income
64 103 78 (25) (24%) 14 22%
Securities gains, net
26 3 2 (1) (33%) (24) (92%)
Securities gains, net -
6 - 5 5 NM (1) (24%)
non-qualifying hedges on MSRs
Noninterest income
$665 $678 $671
($7)
(1%)
$6
1%

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Noninterest expense
Noninterest expense
• Noninterest expense of $1.0B increased $69MM, or 7%, compared with 2Q12 and included $26MM of debt extinguishment costs related to the redemption of TruPS, $22MM of additional expense to increase the mortgage representation and warranty reserve, $5MM benefit from sale of affordable housing investments, and $2MM of costs associated with the sale of certain Fifth Third funds; prior quarter results included $17MM benefit related to affordable housing investments and FDIC insurance
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
3Q11 2Q12 3Q12
$ % $ %
($ in millions)
Salaries, wages and incentives
$369 $393 $399 $6 2% $30 8%
Employee benefits 70 84 79 (5) (5%) 9 14%
Net occupancy expense
75 74 76 2
3%
1
2%
Technology and communications
48 48 49 1 2% 1 3%
Equipment expense
28 27 28 1 2% - (1%)
Card and processing expense
34 30 30 - (1%) (4) (13%)
Other noninterest expense
322 281 345 64 23% 23 7%
Noninterest expense
$946 $937 $1,006 $69 7% $60 6%
Actual
($ in millions) 3Q11 2Q12 3Q12
Mortgage repurchase expense $19 $18 $36
Provision for unfunded commitments (10) (1) (2)
Derivative valuation adjustments 4 (0) (2)
OREO expense 7 5 6
Other problem asset related expenses 25 19 21
Total credit-related operating expenses $45 $40 $59

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Pre-tax pre-provision earnings*
PPNR trend
• PPNR of $568MM down 11% from 2Q12 levels and
8% from prior year
• Adjusted PPNR of $593MM, including positive
adjustments totaling $25MM, down 1% sequentially
and 7% year-over-year
— Including 3Q12 mortgage repurchase reserve
build, PPNR of $617MM
PPNR reconciliation
Efficiency ratio
60%
59%
64%
59%
62%
62%
#
3Q11 2Q12 3Q12
Efficiency Ratio Adjusted
637
531
582
596
593
25
33
14
17 14
45
44
34
40
59
$0
$100
$200
$300
$400
$500
$600
$700
$800
3Q11 4Q11 1Q12 2Q12 3Q12
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
PPNR     $617               $473               $694             $636                $568
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
Income before income taxes (U.S. GAAP) (a) $530 $418 $603 $565 $503
Add: Provision expense (U.S. GAAP) (b) 87 55 91 71 65
PPNR (a) + (b) $617 $473 $694 $636 $568
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Vantiv IPO gain - - (115) - -
Vantiv debt refinancing - - 34 - -
Valuation of 2009 Visa total return swap 17 54 19 11 1
Vantiv warrants & puts (3) (10) (46) (56) 16
Valuation of bank premises moved to HFS - - - 17 -
Litigation reserve additions in revenue - - - 6 -
Sale of certain Fifth Third funds - - - - (13)
Securities (gains) / losses (26) (5) (9) (3) (2)
In noninterest expense:
Debt extinguishment (gains) / losses - - 9 - 26
Non-income tax related assessment resolution - - (23) - -
Sale of certain Fifth Third funds - - - - 2
Termination of certain borrowing & hedging transactions 28 - - - -
Severance expense - - 6 - -
FDIC insurance expense - - - (9) -
Gain on sale of affordable housing - - - (8) (5)
Litigation reserve additions in expense 4 19 13 2 -
Adjusted PPNR $637 $531 $582 $596 $593
Credit-related items^^:
In noninterest income 25 33 14 17 14
In noninterest expense 45 44 34 40 59
Credit-adjusted PPNR** $707 $608 $630 $653 $666
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 7 and Slide 8 for detailed breakout of credit-related items.
# 61% also excluding  3Q12 mortgage repurchase reserve build

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8.6% 8.7%
9.0%
9.2%
9.1%
9.0% 9.0%
9.4%
9.5%
9.5%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
3Q11 4Q11 1Q12 2Q12 3Q12
12.0% 11.9%
12.2%
12.3%
10.9%
12.2%
0%
2%
4%
6%
8%
10%
12%
14%
3Q11 4Q11 1Q12 2Q12 3Q12
TruPS redemption impact^^
16.3%
16.1% 16.1%
16.2%
14.8%
16.1%
0%
5%
10%
15%
20%
3Q11 4Q11 1Q12 2Q12 3Q12
TruPS redemption impact^^
9.3% 9.4%
9.6%
9.8%
9.7%
0%
2%
4%
6%
8%
10%
12%
3Q11 4Q11 1Q12 2Q12 3Q12
Strong capital position
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
**The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to further clarification of the agencies proposals or revisions to the agencies final rules, which remain subject to public comment.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
^^ Regulatory capital ratios for Fifth Third as of September 30, 2012, excluding the ~135 bps impact of Fifth Third’s call of $1.4B in TruPS in 3Q12
Current period regulatory capital data ratios are estimated.
Capital ratios remained strong during the quarter and reflected growth in retained earnings; offset by impact of share repurchases and TruPS redemptions
Tangible common equity ratio^*
Tier I capital ratio
Total risk-based capital ratio
Tier 1 common equity*
Including securities gains/losses
Basel III
Est ~9%**
Basel III
Est ~9%**

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Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
$181
Net charge-offs ($MM)
$156
$262
$MM %
Commercial $62 40%
Consumer $94 60%
Total   $156 100%
$239
Year-over-year charge-offs down significantly due to improving credit trends
$MM %
Florida $35 22%
Michigan 29
19%
Subtotal $64 41%
Other 92 59%
Total $156 100%
Actual
Seq. YOY
($ in millions) 3Q11 2Q12 3Q12 $ % $ %
C&I $55 $46 $29 ($17) (37%) ($26) (47%)
Commercial mortgage
47 25 28 3 12% (19) (40%)
Commercial construction
35 - 4 4 NM (31) (89%)
Commercial lease
(1) 7 1 (6) (86%) 2 200%
Commercial
$136 $78 $62 ($16) (21%) ($74) (54%)
Residential mortgage loans
36 36 26 (10) (28%) (10) (28%)
Home equity
53 39 37 (2) (5%) (16) (30%)
Automobile
12 7 7 - - (5) (42%)
Credit card
18 18 18 - - - -
Other consumer
7 3 6 3 100% (1) (14%)
Consumer
$126 $103 $94 ($9) (9%) ($32) (25%)
Total net charge-offs
$262 $181 $156 ($25) (14%) ($106) (40%)
NCO ratio    1.32%           1.19%              1.08%           0.88%            0.75%
MI
19%
OH
23%
IN
4%
IL
13%
KY
2%
Other /
National
10%
NC
2%
MO
5%
FL
22%
C&I
19%
Coml
mortgage
17%
Coml
const.
3%
Coml lease
1%
Residential
mortgage
17%
Home
equity
24%
Auto
4%
Card
11%
Other
consumer
4%
136
113
102
78
62
126
126
118
103
94
$0
$100
$200
$300
$400
3Q11 4Q11 1Q12 2Q12 3Q12
Commercial Consumer
$220

Nonperforming assets
• NPAs of $1.4B excluding held-for-sale down
26% year-over-year
• Commercial NPAs of $1.0B, down 31% from
the previous year
– Homebuilder / developer NPAs of
$104MM; represent 10% of total
commercial NPAs
• Consumer NPAs of $429MM, down 9% from
the previous year
• NPAs in held-for-sale of $43MM
C&I / Lease
$418MM, 29%
CRE
$599MM, 41%
Residential
$380MM, 26%
Other Consumer
$49MM, 4%
ILLINOIS INDIANA FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
12%
17%
2%
20%
17%
0%
20%
12%
22%
19%
4%
13%
5%
5%
6%
3%
23%
12%
17%
4%
10%
4%
1%
3%
8%
41%
17%
29%
9%
10%
9%
3%
2%
14%
7%
Nonperforming assets ($MM)
$1,673
$1,619
Nonperforming assets continue to improve
$1,446
$1,944
$1,816
$0
$500
$1,000
$1,500
$2,000
$2,500
3Q11 4Q11 1Q12 2Q12 3Q12
Commercial Consumer
NPA ratio   2.44%             2.23%             2.03%           1.96%             1.73%
12
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1,474
1,338
1,224
1,182
1,017
470
478
449
437
429

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NPL Rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding
NPL HFI Rollforward
Commercial
3Q11 4Q11 1Q12 2Q12 3Q12
Beginning NPL Amount 1,253 1,155 1,058 988 983
Transfers to nonperforming 217 189 168 203 121
Transfers to performing (11) - (1) - (17)
Transfers to performing (restructured) (1) - (2) (4) (20)
Transfers from held for sale - 4 - - -
Transfers to held for sale (58) (3) (3) (3) (7)
Loans sold from portfolio (17) (21) (8) (4) (18)
Loan paydowns/payoffs (77) (149) (94) (123) (160)
Transfer to other real estate owned (20) (14) (36) (15) (35)
Charge-offs (136) (113) (101) (79) (62)
Draws/other extensions of credit 5 10 7 20 21
Ending Commercial NPL 1,155 1,058 988 983 806
Consumer
3Q11 4Q11 1Q12 2Q12 3Q12
Beginning NPL Amount 386 383 380 364 359
Transfers to nonperforming 201 205 184 182 161
Transfers to performing (33) (28) (36) (26) (29)
Transfers to performing (restructured) (39) (39) (36) (40) (37)
Transfers to held for sale - - - - -
Loans sold from portfolio - - (4) - -
Loan paydowns/payoffs (27) (26) (28) (32) (38)
Transfer to other real estate owned (16) (30) (18) (18) (17)
Charge-offs (91) (87) (80) (72) (53)
Draws/other extensions of credit 2 2 2 1 1
Ending Consumer NPL 383 380 364 359 347
Total NPL 1,538 1,438 1,352 1,342 1,153
Total new nonaccrual loans - HFI 394 352 385 418
282

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
FITB
Peer Average

(7.5%)*(HFS transfer)
3.8% before credit actions
5.0%*
2.3% before credit actions
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
FITB
Peer Average

© Fifth Third Bank | All Rights Reserved
Continued improvement in credit trends
FITB credit metrics are in line with or better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800MM in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510MM in NCOs related to loans sold or moved to held-for-sale

© Fifth Third Bank | All Rights Reserved
Strong reserve position
Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
3Q12 coverage ratios strong
relative to peers (2Q12)
Industry leading reserve levels
Fifth Third
(3Q12)
Peer Median
(2Q12)
$262 $239 $220 $181 $156
($175)
($184)
($129)
($110)
($91)
3.08%
2.78%
2.59%
2.45%
2.32%
($250)
($200)
($150)
($100)
($50)
$0
$50
$100
$150
$200
$250
$300
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
3Q11 4Q11 1Q12 2Q12 3Q12
Net Charge-offs
Additional Provision
Reserves
120%
Reserves / NPLs
108%
Reserves / NPAs
254%
Reserves / Annualized NCOs
167%
133%
310%

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
3Q12 balances of outstanding claims decreased 24% from 2Q12
— Within recent range of quarterly volatility
Virtually all sold loans and the majority of new claims relate to agencies
— 99% of outstanding balance of loans sold
— 82% of current quarter outstanding claims
Majority of outstanding balances of the serviced for others
portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
3Q11 4Q11 1Q12 2Q12 3Q12
Beginning balance $80 $69 $72 $71 $75
Net reserve additions    20 20 17 20 39
Repurchase losses (31) (17) (17) (16) (15)
Ending balance $69 $72 $71 $75 $99
* Includes reps and warranty reserve ($81MM) and reserve for loans sold with recourse ($18MM)
Note: Numbers may not sum due to rounding
% Current
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2004 and Prior $778 $3,500 $195 $307 $4,779
2005 274 1,151 49 130 1,605
2006 363 930 48 214 1,556
13%
2007 563 1,517 64 171 2,314
2008 714 1,207 519 - 2,441
2009 1,362 6,498 3,160 1 11,020
2010 3,015 6,768 2,744 - 12,527
2011 3,712 6,844 2,275 - 12,831
2012 3,858 6,830 2,671 - 13,359
Grand Total $14,638 $35,246 $11,725 $823 $62,432
1.3%
2005-2008 vintages account for ~80% of total life to date losses of $372MM from sold portfolio
$24MM increase in representation & warranty reserve resulting from additional information received from Freddie Mac regarding future mortgage file requests and repurchase expectations
64
47
60
79
55
21
19
18
18
19
$85
$66
$78
$96
$73
$-
$20
$40
$60
$80
$100
$120
3Q11 4Q11 1Q12 2Q12 3Q12
Agencies Private
Total Claims
49% 41% 37% 41% 29%

© Fifth Third Bank | All Rights Reserved
Traditional banking focus
consistent with direction of financial reform
Business profile positions Fifth Third well today and in the future
• Does not require substantial changes to Fifth Third’s business model or asset mix with attendant execution risk
Dodd-Frank
• International activity primarily related to trade finance and lending to U.S. subsidiaries of foreign companies (e.g. Fifth Third loss in Lehman bankruptcy expected to be less than
$2MM)
Financial system
interconnectedness
• Little to no impact (de minimis market maker in derivatives, proprietary trading)
– Low trading business activity; daily VaR < $1mm
– Small private equity portfolio ~$200MM
Volcker rule
• Other large firms facing significant litigation related to mortgage securitizations, GSE repurchases, and private label mortgage repurchases
• Fifth Third’s mortgage risks are manageable
– Quarterly mortgage repurchase costs in ~$20MM range
– No mortgage securitizations outstanding
Mortgage Putback /
Litigation risk
Basel III NPR
• Subject to proposed “standardized approach” for risk-weightings of assets, Market Risk
Rule for trading assets and liabilities
• Expect current capital ratios, as well as capital ratios pro forma for changes as currently proposed and as if they were fully phased in today, would substantially exceed new well-capitalized minimums including fully phased-in buffered minimums
• Continue to evaluate proposals and potential impact; believe the proposed rules would increase risk-weighted assets and would lower estimated pro forma Tier 1 common ratio relative to current Tier 1 common ratio of 9.7%
• Proposed rules remain subject to public comment, interpretation, and change
–

18 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Fifth Third monitors liquidity at the Holding Company over a 24-month period, and manages liquidity based on the coverage of contractual obligations without accessing the capital markets or receiving dividends from the Bank entity
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 0.75%; 3.1x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~43% of total revenue
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (364% PPNR / NCOs^ in 3Q12)
• 1.2% ROAA; 13% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation on slides 32-33
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue**
ROA
Effective tax rate
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Capital Ratios
#
:
Tier I common equity**
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Outlook
4Q12 Outlook
$82.9B
$77.5B
~$890MM +/-
Lower vs. 3Q12
+$40MM +/- vs. 3Q12
Down $25MM-$30MM +/-
Consistent with $617MM^^^
~1.25% +
~28.5%
* Presented on a fully-taxable equivalent basis.
** Non-GAAP measure.  See Reg. G reconciliation on slides 32-33.
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
^^ Annualized net charge-offs as a percentage of average loans and leases.
^^^ 3Q12 adjusted PPNR of $593MM plus 3Q12 mortgage repurchase reserve build of $24MM. See slide 9 for reconciliation.
# Current period regulatory capital data ratios are estimated.
3Q12 Actual
Outlook as of October 18, 2012
Continued growth
Up modestly vs. 3Q12
Down $5MM +/- vs. 3Q12
Lower vs. 3Q12
Down ~$75MM-$100MM +/- vs. 3Q12
$907MM
3.56%
$671MM
$1.0B
$568MM
1.2%
28%
9.67%
10.09%
10.85%
14.76%
$156MM (0.75%^^)
$1.9B (2.32%)
$1.4B (1.73%)
Please see cautionary statement on slide 2 for risk factors related to forward-looking statements

© Fifth Third Bank | All Rights Reserved
European Exposure
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3MM)
• Total exposure to European financial institutions <$150MM
• Total exposure to five peripheral Europe countries <$200MM
• $878MM in funded exposure to Eurozone-related companies (~1% of total loan portfolio)
European Exposure
Total Funded Total Funded Total Funded Total Funded
exposure exposure exposure exposure exposure exposure exposure exposure
(amounts in $MM)
Peripheral Europe - - 15 - 152 119 167 119
Other Eurozone - - 74 74 1,382 759 1,456 833
Total Eurozone - - 89 74 1,534 878 1,623 952
Other Europe - - 42 32 879 492 921 524
Total Europe - - 132 106 2,413 1,369 2,545 1,475
Sovereigns Financial Institutions Non-Financial Entities Total
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
Note: Numbers may not sum due to rounding

© Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (3Q12):
– FHLB ~$7B available, ~$12B total
– Federal Reserve ~$25B
Holding Company cash at 9/30/12: $1.7B
Fifth Third monitors liquidity at the Holding Company
over a 24-month period, and manages liquidity based
on the coverage of contractual obligations without
accessing the capital  markets or receiving dividends
from the bank entity
Expected cash obligations over the next 24 months
—
~$732MM common dividends
—
~$70MM Series G preferred dividends
—
~$725MM interest and other expenses
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
8%
$750
$1,250
$500
$2,812
2012 2013 2014 2015 2016 2017 2018 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
$503 $500 $500
2012 2013 2014 2015 2016 2017 2018 on
Demand
23%
Interest
checking
19%
Savings/
MMDA
22%
Consumer
time
4%
Foreign
Office
1%
Non- Core
Deposits
3%
S-T
borrowings
5%
Other
liabilities
4%
Equity
12%
L-T debt
7%

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $192MM were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 1Q12
Mortgage TDRs that are past due 60 days or more trend by vintage*
1Q08      3%
2Q08      6%
3Q08      7%
4Q08      8%
1Q09     10%
2Q09     12%
Months since modification
Volume by
vintage
3Q09     11%
$1.3B current consumer TDRs (%)
4Q09      7%
$1.1
billion
2008
2009-
2012
1Q10      6%
2Q10      5%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
15%
12%
10%
12%
51%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
0%
10%
20%
30%
40%
50%
3 4 5 6 7 8 9 10 11 12
3Q10      4%
4Q10      4%
1Q11      4%
2Q11      4%
3Q11      3%
4Q11      3%
1Q12      3%

Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 40% of total loans and 19% of net charge-offs
• 29% of 3Q12 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $2.5B (7%);
3Q12 NCO ratio of 1.36%
• FL represented 20% of 3Q12 losses, 7% of loans; MI
represented 18% of losses, 9% of loans
*Excludes loans held-for-sale.
MI
9%
OH
16%
IN
5%
IL
14%
KY
4%
TN
4%
NC
3%
Other /
National
38%
FL
7%
Accommodation
2%
Auto
Manufacturing
1%
Construction
4%
Finance &
Insurance
13%
Manufacturing
24%
Real Estate
4%
Retail Trade
3%
Auto Retailers
2%
Wholesale
Trade
10%
Other
37%
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
EOP Balance* $29,258 $30,783 $32,155 $32,612 $33,344
Avg Loans* $28,777 $29,891 $31,371 $32,734 $33,111
90+ days delinquent $9 $4 $2 $2 $1
as % of loans 0.03% 0.01% 0.01% 0.01% 0.00%
NPAs* $588 $509 $474 $479 $406
as % of loans 2.01% 1.65% 1.47% 1.47%
Net charge-offs $55 $62 $54 $46 $29
as % of loans 0.76% 0.82% 0.69% 0.57% 0.36%
C&I
1.22%

© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Commercial mortgage
Credit trends
Comments
*Excludes loans held-for-sale.
• Commercial mortgage loans represented 11% of total loans
and 18% of net charge-offs
• Owner occupied 3Q12 NCO ratio of 0.7%, non-owner
occupied 2Q12 NCO ratio of 1.7%
• Loans from FL/MI represented 38% of portfolio loans, 48% of portfolio losses in 3Q12
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
EOP Balance* $10,330 $10,138 $9,909 $9,662 $9,348
Avg Loans* $10,050 $10,262 $10,007 $9,810 $9,567
90+ days delinquent $10 $3 $30 $22 $22
as % of loans 0.10% 0.03% 0.30% 0.23% 0.24%
NPAs* $630 $637 $568 $555 $489
as % of loans 5.97% 6.15% 5.64% 5.66% 5.15%
Net charge-offs $47 $47 $30 $25 $28
as % of loans 1.86% 1.82% 1.18% 1.04% 1.15%
Commercial mortgage
Accomodation
4%
Auto
Manufacturing
0%
Construction
7%
Finance &
Insurance
2%
Manufacturing
7%
Real Estate
41%
Retail Trade
5%
Auto Retailers
2%
Wholesale
Trade
4%
Other
28%
MI
25%
OH
28% IN
7%
IL
11%
KY
4%
TN
2%
NC
5%
Other /
National
6%
12%
FL
Loans by geography
Loans by industry

© Fifth Third Bank | All Rights Reserved
Commercial construction
Loans by geography
Credit trends
Loans by industry
Comments
*Excludes loans held-for-sale.
• Commercial construction loans represented 1% of total loans and 3% of net charge-offs
• Loans from FL/MI represented 30% of portfolio loans
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
EOP Balance* $1,213 $1,020 $901 $822 $672
Avg Loans* $1,752 $1,132 $992 $873 $742
90+ days delinquent $43 $1 $0 $0 $0
as % of loans 3.54% 0.09% 0.05% NM NM
NPAs* $238 $179 $171 $141 $110
as % of loans 18.53% 16.92% 18.20% 16.57% 15.77%
Net charge-offs $35 $4 $18 $0 $4
as % of loans 7.90% 1.37% 7.30% (0.12%) 2.29%
Commercial construction
MI
12%
OH
20%
IN
8%
IL
8%
KY
5%
TN
4%
NC
4%
Other /
National
22%
FL
17%
Accomodation
0%
Construction
24%
Finance &
insurance
0%
Manufacturing
2%
Real estate
54%
Retail Trade
1%
Auto Retailers
0%
Wholesale
Trade
0%
Other
19%

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
EOP Balance* $578 $512 $423 $376 $376
90+ days delinquent $3 $0 $1 $0 $0
as % of loans 0.59% 0.03% 0.15% NM NM
NPAs* $207 $155 $123 $114 $104
as % of loans 30.73% 30.34% 29.06% 26.52% 23.96%
Net charge-offs $18 $2 $21 $4 $3
as % of loans 11.50% 1.28% 18.49% 4.37% 2.85%
Homebuilders/developers
Homebuilders/developers
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $376MM, down 89% from
peak of $3.3B in 2Q08; represents <1% of total loans and
<1% of commercial loans
• $3MM of NCOs (66% commercial mortgage, 23% commercial
construction, 11% C&I)
• $104MM of NPAs (57% commercial mortgage, 32%
commercial construction, 11% C&I)
*Excludes loans held-for-sale.
C&I
22%
Commercial
construction
31%
Commercial
mortgage
47%
MI
17%
OH
45%
IN
5%
IL
8%
KY
3%
TN
5%
NC
5%
Other /
National
2%
FL
10%

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
EOP Balance* $10,249 $10,672 $11,094 $11,429 $11,708
Avg Loans* $10,006 $10,464 $10,828 $11,274 $11,578
90+ days delinquent $91 $79 $73 $80 $76
as % of loans 0.89% 0.74% 0.66% 0.70% 0.65%
NPAs* $337 $350 $331 $322 $317
as % of loans 3.29% 3.28% 2.98% 2.82% 2.71%
Net charge-offs $36 $36 $37 $36 $26
as % of loans 1.41% 1.38% 1.39% 1.28% 0.90%
Residential mortgage
Residential mortgage
1
st
liens: 100%; weighted average LTV: 73.4%
Weighted average origination FICO: 751
Origination FICO distribution:  <660 7%; 660-689 6%; 690-719 9%;
720-749 13%; 750+ 55%; Other^ 10%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 37%; 70.1-80 38%; 80.1-90 7%;
90.1-95 4%; >95 14%
Vintage distribution: 2012 21%; 2011 24%; 2010 14%; 2009 5%;
2008 5%; 2007 6%; 2006 6%; 2005 10%; 2004 and prior 9%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
*Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans
and 17% of net charge-offs
• FL portfolio 15% of residential mortgage loans and 44% of
portfolio losses
MI
15%
OH
25%
IN
8%
IL
13%
KY
6%
TN
2%
NC
5%
Other /
National
11%
FL
15%

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
EOP Balance* $1,540 $1,487 $1,507 $1,458 $1,414
90+ days delinquent $21 $18 $19 $17 $16
as % of loans 1.37% 1.24% 1.23% 1.15% 1.16%
Net charge-offs $18 $17 $15 $14 $13
as % of loans 4.53% 4.54% 4.01% 3.76% 3.62%
Home equity - brokered
Home equity loans represented 12% of total loans and 24% of net charge-offs
Approximately 14% of portfolio in broker product generated 35% total loss
Approximately one third of Fifth Third 2
nd
liens are behind Fifth Third
2005/2006 vintages represent approximately 27% of portfolio; account for 50% of losses
Home equity
1
st
liens: 32%; 2nd liens: 68%
Weighted average origination FICO: 751
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 13%;
720-749 17%; 750+ 52%; Other 8%
Average CLTV: 73%; Origination CLTV distribution: <=70 39%; 70.1-
80 23%; 80.1-90 19%; 90.1-95 7%; >95 12%
Vintage distribution: 2012 4%; 2011 4%; 2010 3%; 2009 4%; 2008
10%; 2007 10%; 2006 14%; 2005 13%; 2004 and prior 38%
% through broker channels: 14% WA FICO: 735 brokered, 753 direct;
WA CLTV: 88% brokered; 71% direct
Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
MI
21%
OH
31%
IN
9%
IL
14%
KY
8%
TN
2%
NC
5%
Other
1%
FL
9%
MI
22%
OH
25%
IN
10%
IL
12%
KY
7%
TN
NC
1%
Other
18%
FL
3%
2%
1
st
liens
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
EOP Balance* $9,380 $9,232 $8,986 $8,919 $8,824
90+ days delinquent $62 $56 $55 $50 $49
as % of loans 0.66% 0.62% 0.62% 0.56% 0.55%
Net charge-offs $35 $33 $31 $25 $24
as % of loans 1.50% 1.42% 1.39% 1.14% 1.09%
Home equity - direct
Portfolio details

© Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 2.2            7% 44              11% 6            20%
Commercial mortgage 1.2            13% 89              18% 7            27%
Commercial construction 0.1            17% 51              47% 2            50%
Commercial lease 0.0            1% 7                67% -         0%
Commercial 3.5            7% 192             19% 15          25%
Mortgage 1.7            15% 147             46% 11          44%
Home equity 0.8            8% 9                14% 5            15%
Auto 0.5            5% 1                6% 0            6%
Credit card 0.1            5% 3                7% 1            7%
Other consumer 0.0            5% -             0% 1            16%
Consumer 3.2            9% 159             37% 20          21%
Total 6.7            8% 351             24% 35          22%
Florida
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by elevated NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Weak commercial real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio
33%
17%
2%
26%
12%
8%
2%
13%
25%
15%
2%
42%
2%
1%
17%
21%
6%
33%
16%
1%
3%
3%

FIFTH THIRD BANK

3%
1%
9%
27%
19%
16%
22%
2%
1%

5%
3%
21%
14%
5%
52%

4%
19%
9%
3%
28%
20%
2%
1%
14%

Michigan market*
Deterioration in home price values coupled with weak economy impacted credit results due to frequency of defaults and severity
COML
MORTGAGE
C&I
RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO
CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impact on
commercial real estate market
Loans ($B)
% of
FITB NPAs ($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 2.9 9% 49 12% 5 18%
Commercial mortgage 2.4 25% 120 25% 6 21%
Commercial construction 0.1 13% 11 10% 0 7%
Commercial lease 0.2 5% 0 3% 1 0%
Commercial 5.5 12% 181 18% 12 20%
Mortgage 1.8 15% 33 10% 4 15%
Home equity 2.1 20% 11 17% 8 21%
Auto 0.9 8% 1 9% 1 12%
Credit card 0.3 15% 8 19% 2 14%
Other consumer 0.1 24% - 0% 1 17%
Consumer 5.1 14% 52 12% 16 17%
Total 10.6 13% 233 16% 29 19%
Michigan

© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2012 2012 2012 2011 2011
Income before income taxes (U.S. GAAP) $503 $565 $603 $418 $530
Add: Provision expense (U.S. GAAP) 65 71 91 55 87
Pre-provision net revenue (a) 568 636 694 473 617
Net income available to common shareholders (U.S. GAAP) 354                             376                             421                             305                             373
Add: Intangible amortization, net of tax 2                                 2                                 3                                 3                                 3
Tangible net income available to common shareholders 356                             378                             424                             308                             376
Tangible net income available to common shareholders (annualized) (b) 1,416                         1,520                         1,705                         1,222                         1,492
Average Bancorp shareholders' equity (U.S. GAAP) 13,887                       13,628                       13,366                       13,147                       12,841
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (31)                              (34)                              (38)                              (42)                              (47)
Average tangible common equity (c) 11,041                       10,779                       10,513                       10,290                       9,979
Total Bancorp shareholders' equity (U.S. GAAP) 13,718                       13,773                       13,560                       13,201                       13,029
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (30)                              (33)                              (36)                              (40)                              (45)
Tangible common equity, including unrealized gains / losses (d) 10,873                       10,925                       10,709                       10,346                       10,169
Less: Accumulated other comprehensive income / loss (468)                           (454)                           (468)                           (470)                           (542)
Tangible common equity, excluding unrealized gains / losses (e) 10,405                       10,471                       10,241                       9,876                         9,627
Total assets (U.S. GAAP) 117,483                     117,543                     116,747                     116,967                     114,905
Less:  Goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (30)                              (33)                              (36)                              (40)                              (45)
Tangible assets, including unrealized gains / losses (f) 115,036                     115,093                     114,294                     114,510                     112,443
Less: Accumulated other comprehensive income / loss, before tax (720)                           (698)                           (720)                           (723)                           (834)
Tangible assets, excluding unrealized gains / losses (g) 114,316                     114,395                     113,574                     113,787                     111,609
Common shares outstanding (h) 897                             919                             920                             920                             920
Net charge-offs (i) 156                             181                             220                             239                             262
Ratios:
Return on average tangible common equity (b) / (c) 12.8% 14.1% 16.2% 11.9% 15.0%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.10% 9.15% 9.02% 8.68% 8.63%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.45% 9.49% 9.37% 9.04% 9.04%
Tangible book value per share (d) / (h) 12.12 11.89 11.64 11.25 11.05
Pre-provision net revenue / net charge-offs (a) / (i) 364% 351% 315% 198% 235%
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
33
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2012 2012 2012 2011 2011
Total Bancorp shareholders' equity (U.S. GAAP) $13,718 $13,773 $13,560 $13,201 $13,029
Goodwill and certain other intangibles (2,504) (2,512) (2,518) (2,514) (2,514)
Unrealized gains (468) (454) (468) (470) (542)
Qualifying trust preferred securities 810 2,248 2,248 2,248 2,273
Other 38 38 38 38 20
Tier I capital 11,594 13,093 12,860 12,503 12,266
Less: Preferred stock (398) (398) (398) (398) (398)
Qualifying trust preferred securities (810) (2,248) (2,248) (2,248) (2,273)
Qualifying noncontrolling interest in consolidated subsidiaries (51) (51) (50) (50) (30)
Tier I common equity (a) 10,335 10,396 10,164 9,807 9,565
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 106,866 106,398 105,412 104,945 102,562
Ratio:
Tier I common equity (a) / (b) 9.67% 9.77% 9.64% 9.35% 9.33%
Basel III - Estimates (Amounts in billions)
September June
2012 2012
Tier 1 common equity (Basel I) $10.3 $10.4
Add: Adjustment related to AOCI for AFS securities 0.5 0.5
All other adjustments - -
Estimated Tier 1 common equity under Basel III rules (a) $10.8 $10.9
Estimated risk-weighted assets under Basel III rules (b) 120.3 119.4
Estimated Tier 1 common equity ratio under Basel III rules 9% 9%
(a)
(b)
For the Three Months Ended
For the Three Months Ended
Tier 1 common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; (4) Incremental capital requirements for stress VaR; and (5) Derivatives are differentiated between exchange clearing and over-the-counter and the
50% risk-weight cap is removed.